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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 19, 2005


                                BLAIR CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                     001-00878                  25-0691670
         --------                     ---------                  ----------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)        (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)


220 HICKORY STREET, WARREN, PENNSYLVANIA                          16366-0001
----------------------------------------                          ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (814) 723-3600


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

          -----------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[X] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01 REGULATION FD DISCLOSURE.

         The information contained in the attached press releases is furnished pursuant to Item 7.1, "Regulation FD Disclosure."

ITEM 8.01 OTHER EVENTS.

         On July 19, 2005, Blair Corporation issued a press release announcing the declaration of its regular quarterly dividend of 15 cents per share, payable September 15, 2005 to stockholders of record as of August 19, 2005. Blair also announced its present intention to increase its regular quarterly cash dividend to 30 cents per share following the successful completion of its tender offer for 4,400,000 shares of its outstanding shares, which was commenced on July 20, 2005, and the completion of its sale of its credit portfolio to Alliance Data Systems, which is scheduled for the fourth quarter of 2005.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit 99.1 Press Release, dated July 19, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 20, 2005             BLAIR CORPORATION

                                By:      /s/ JOHN E. ZAWACKI
                                     ---------------------------------------
                                      John E. Zawacki
                                      President and Chief Executive Officer


                                By:      /s/ BRYAN J. FLANAGAN
                                     ---------------------------------------
                                      Bryan J. Flanagan
                                      Senior Vice President and Chief
                                      Financial Officer